Exhibit 99.1


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                      AIC Premium Finance Loan Master Trust
                                  Series 1998-1

                             Monthly Servicer Report

                     Monthly period ending October 31, 1998
 ===============================================================================

     Capitalized terms used in this notice have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1994-1 Supplement, as applicable. References herein to certain sections and subsections are references to the respective sections and subsections on the Pooling and Servicing Agreement, as supplemented by the Series 1994-1 Supplement (the "Agreement"). This report is delivered pursuant to Section 3.04(b) of the Agreement.

        A) A. I. Credit Corp. ("AIC") and AICCO, Inc. ("AICCO") are the Servicers under the Agreement.

        B) The undersigned is a Servicing Officer.

        C) The date of this notice is a Determination Date under the Agreement.

 I. GENERAL INFORMATION (as of the Transfer Date referred to below or such other date as may be specified in the Agreement)

        A. Class A Available Funds.                                                                                   $1,421,838.19

        B. Class B Available Funds.                                                                                      $44,787.90

        C. Class C Available Funds.                                                                                      $33,046.28

        D. Available Investor Principal Collections for Series 1994-1.

               1. Investor Principal Collections for the related Monthly Period.                                     $35,694,629.37
                  Less:
               2. Reallocated Principal Collections required to fund Class A
                  Required Amount and Class B Required Amount.                                                                $0.00
                  Plus:
               3. Shared Principal Collections allocated to Series 1994-1.                                                    $0.00

                                                                                                                     --------------
                  Net                                                                                                $35,694,629.37
                                                                                                                     ==============

        E. Default Amount.

               1. Class A Default Amount.                                                                               $283,685.89
               2. Class B Default Amount.                                                                                 $8,936,11
               3. Class C Default Amount.                                                                                 $5,994,85

                                                                                                                    ---------------
                  Total                                                                                              $   298,616.85
                                                                                                                    ===============

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


        F. Transferors Ownership Interest.

               1. Principal Receivables.                                                                          $1,004,614,855.80
                  Less:
               2. Outstanding Certificate-holders Ownership Interests - Series 1998-1                              ($210,526,400.00)
                  Less:
               3  Outstanding Certificate-holders Ownership Interests - Series 1998-1                              ($217,391,400.00)

                  Net                                                                                               $576,697,055.80

        G. Minimum Transferors Ownership Interest as of end of Monthly Period. *

               1. 107% of Initial Certificateholders Ownership Interests.
               2. Outstanding Certificateholders Ownership Interests.
               3. Excess Receivables Amount.
                                                                                                                 ------------------
                  Net
                                                                                                                 ==================

                * If this information has not been completed then the Servicer certifies that the Transferors Ownership Interest as of the date of this report is not less that 50% of Trust assets as of the close of business on the last day of the above referenced Monthly Period and that such Transferors
                   Ownership Interest exceeds the Minimum Transferors Ownership
                   Interest as of end of such Monthly Period.

        H. Reallocated Principal Collections.

               1. Reallocated Class A Principal Collections.                                                                  $0.00
               2. Reallocated Class B Principal Collections.                                                                  $0.00
               3. Reallocated Class C Principal Collections.                                                                  $0.00
                                                                                                                 ------------------
                  Total                                                                                                       $0.00
                                                                                                                 ==================

        I. Yield Enhancement Account.

               1. Yield Enhancement Amount deposited on the related Transfer
                  Date.                                                                                             $    836,804.29

               2. Excess Finance Charges deposited on the related Transfer
                  Date.                                                                                              $   167,114.28

               3. Amount withdrawn from the Yield Enhancement Account on
                  the related Transfer Date.                                                                         ($1,308,122.04)

               4. Resulting balance in the Yield Enhancement Account on the
                  the related Transfer Date.                                                                          $4,340,996.50


               5. Maximum Yield Enhancement Amount.                                                                   $2,994,153.24

               6. Amount being applied towards Maximum Yield Enhancement
                  Amount                                                                                                      $0.00


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


 II. INSTRUCTION TO MAKE A WITHDRAWAL

Pursuant to Section 4.09, the Servicer does hereby instruct the Trustee (i) to make withdrawals from the finance Charge Account, the Principal Account, and the Excess Funding Account on November 13, 1998, which date is a Transfer Date under the Pooling and Servicing Agreement, in the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with the specified subsection of
Section 4.09:

        A. Pursuant to subsection 4.09(a)(i):

               1. Class A Monthly Interest.                                                                           $  997,527.11
               2. Class A Additional Interest.                                                                                $0.00

        B. Pursuant to subsection 4.09(a)(ii):

               1. Class A Prior Period Interest.                                                                              $0.00


        C. Pursuant to subsection 4.09(a)(iii):

               1. Class A Servicing Fee.                                                                                      $0.00
               2. Accrued and unpaid Class A Servicing Fee.                                                                   $0.00


        D. Pursuant to subsection 4.09(a)(iv):

               1. Class A Default Amount.                                                                               $283,685.89


        E. Pursuant to subsection 4.09(b)(i):

               1. Class B Monthly Interest.                                                                              $31,968.10
               2. Class B Additional Interest.                                                                                $0.00

        F. Pursuant to subsection 4.09(b)(ii):

               1. Class B Prior Period Interest.                                                                              $0.00


        G. Pursuant to subsection 4.09(b)(iii):

               1. Class B Servicing Fee.                                                                                      $0.00
               2. Accrued and unpaid Class B Servicing Fee.                                                                   $0.00


        H. Pursuant to subsection 4.09(b)(iv):

               1. Class B Default Amount.                                                                                 $8,936.11


        I. Pursuant to subsection 4.09(c)(i):

               1. Class C Monthly Interest.                                                                              $21,446.03
               2. Class C Additional Interest.                                                                                $0.00


        J. Pursuant to subsection 4.09(c)(ii):

               1. Class C Prior Period Interest.                                                                              $0.00


        K. Pursuant to subsection 4.09(c)(iii):

               1. Class C Servicing Fee.                                                                                      $0.00
               2. Accrued and unpaid Class C Servicing Fee.                                                                   $0.00


        L. Pursuant to subsection 4.09(c)(iv):

               1. Class C Default Amount.                                                                                 $5,994.85


                                                                                                                  -----------------
                  Total of A through L.                                                                               $1,329,558.10
                                                                                                                  =================


                                                                                                                 ------------------
                  Amount remitted to Trustee.                                                                         $1,009,495.22
                                                                                                                 ==================


        M. Pursuant to subsection 4.09(d)(i):

               1. Amount to be treated as Shared Principal Collections for other Series.                                      $0.00


        N. Pursuant to subsection 4.09(d)(ii):

               1. Amount to be paid to the Holders of the Exchangeable
                  Transferors Certificates (Transferors Ownership Interest
                  greater than Minimum Transferors Ownership Interest).                                              $73,160,186.73

               2. Amount to be deposited into Excess Funding Account
                  (Transferors Ownership Interest not greater than Minimum
                  Transferors Ownership Interest).                                                                            $0.00

        O. Pursuant to subsection 4.09(e)(i):

               1. Class A Monthly Principal.                                                                                  $0.00

        P. Pursuant to subsection 4.09(e)(ii):

               1. Class B Monthly Principal.                                                                                  $0.00


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


        Q. Pursuant to subsection 4.09(e)(iii):

               1. Class C Monthly Principal.                                                                                  $0.00


        R. Pursuant to subsection 4.09(e)(iv):

               1. Amount to be treated as Shared Principal Collections for other Series.                                      $0.00


        S. Pursuant to subsection 4.09(e)(v):

               1. Amount to be paid to the Holders of the Exchangeable
                  Transferors Certificates (Transferors Ownership Interest
                  greater than Minimum Transferors Ownership Interest).                                                       $0.00

               2. Amount to be deposited into Excess Funding Account
                  (Transferors Ownership Interest not greater than Minimum
                  Transferors Ownership Interest).                                                                            $0.00

                                                                                                                    ---------------
                  Total of O through S.                                                                                       $0.00
                                                                                                                    ===============


        T. Pursuant to subsection 4.09(f)

               1. Amount to be deposited from the Excess Funding Account
                  into the Principal Account.                                                                                 $0.00


        U. Pursuant to subsection 4.09(g) (Revolving Period only):

               1. Amount to be distributed to Class A Certificateholders.

                  A. Class A Monthly Interest.                                                                          $977,527.11
                  B. Class A Additional Interest.                                                                             $0.00
                  C. Class A Prior Period Interest.                                                                           $0.00


               2. Amount to be distributed to Class B Certificateholders.

                  A. Class B Monthly Interest.                                                                           $31,968.10
                  B. Class B Additional Interest.                                                                             $0.00
                  C. Class B Prior Period Interest.                                                                           $0.00


               3. Amount to be distributed to Class C Certificateholders.

                  A. Class C Monthly Interest.                                                                           $21,446,03
                  B. Class C Additional Interest.                                                                             $0.00
                  C. Class C Prior Period Interest.                                                                           $0.00


        V. Pursuant to subsection 4.09(h) (Controlled or Rapid Amortization
           Period only):

               1. Amount to be distributed to Class A Certificateholders.

                  A. Class A Monthly Interest.                                                                                $0.00
                  B. Class A Additional Interest.                                                                             $0.00
                  C. Class A Prior Period Interest.                                                                           $0.00
                  D. Class A Monthly Principal.                                                                               $0.00


               2. Amount to be distributed to Class B Certificateholders.

                  A. Class B Monthly Interest.                                                                                $0.00
                  B. Class B Additional Interest.                                                                             $0.00
                  C. Class B Prior Period Interest.                                                                           $0.00
                  D. Class B Monthly Principal.                                                                               $0.00


               3. Amount to be distributed to Class C Certificateholders.

                  A. Class C Monthly Interest.                                                                                $0.00
                  B. Class C Additional Interest.                                                                             $0.00
                  C. Class C Prior Period Interest.                                                                           $0.00
                  D. Class C Monthly Principal.                                                                               $0.00



Pursuant to Section 4.11, the Servicer does hereby instruct the Trustee (i) to make withdrawals of funds on deposit in the Yield Enhancement Account with respect to the related Monthly Period in the following amounts, and (ii) to apply the proceeds of such withdrawals in accordance with the specified subsections of Section 4.11:


        A. Pursuant to subsection 4.11(a):

               1. Class A Required Amount.                                                                                    $0.00


        B. Pursuant to subsection 4.11(b):

               1. Class B Required Amount.                                                                                    $0.00


        C. Pursuant to subsection 4.11(c):

               1. Aggregate unreimbursed Class A Ownership Interest reduction.                                                $0.00

        D. Pursuant to subsection 4.11(d):

               1. Aggregate unreimbursed Class B Ownership Interest reduction.                                                $0.00


        E. Pursuant to subsection 4.11(e):

               1. Class C Required Amount.                                                                                    $0.00


        F. Pursuant to subsection 4.11(f):

               1. Aggregate unreimbursed Class C Ownership Interest reduction.                                                $0.00

        G. Pursuant to subsection 4.11(g):

               1. Amount to be paid to Holders of Exchangeable Transferors
                  Certificates (Transferors Ownership Interest greater than
                  Minimum Transferors Ownership Interest and no Pay Out Event).                                               $0.00

               2. Amount to be deposited into Excess Funding Account (Transferors
                  Ownership Interest not greater than Minimum Transferors
                  Ownership Interest and no Pay Out Event).                                                                   $0.00

               3. 91 Day Delinquency Amount (to be retained in Yield
                  Enhancement Account).                                                                               $4,340,996.50

               4. Other amounts to be retained in Yield Enhancement
                  Account (Pay Out Event has occurred).                                                                       $0.00


III. ACCRUED AND/OR UNPAID AMOUNTS

After giving effect to the withdrawals and transfers to be made in accordance with this notice and the distributions to be made on the related Distribution Date pursuant to Section 5.01, the following amounts will be accrued and/or paid as of such Distribution Date:


        A. Subsections 4.09(a)(i), (b)(i), and (c)(i):

               1. The aggregate Class A Additional Interest.                                                                  $0.00
               2. The aggregate Class B Additional Interest.                                                                  $0.00
               3. The aggregate Class C Additional Interest.                                                                  $0.00


        B. Subsections 4.09(a)(ii), (b)(ii), and (c)(ii):

               1. Class A Prior Period Interest.                                                                              $0.00
               2. Class B Prior Period Interest.                                                                              $0.00
               3. Class C Prior Period Interest.                                                                              $0.00

        C. Subsections 4.09(a)(iii), (b)(iii), and (c)(iii):

               1. Accrued unpaid Class A Servicing Fee.                                                                       $0.00
               2. Accrued unpaid Class B Servicing Fee.                                                                       $0.00
               3. Accrued unpaid Class C Servicing Fee.                                                                       $0.00


        D. Section 4.10:

               1. Aggregate unreimbursed Class A Charge-off's and writedowns.                                                 $0.00
               2. Aggregate unreimbursed Class B Charge-off's and writedowns.                                                 $0.00
               3. Aggregate unreimbursed Class C Charge-off's and writedowns.                                                 $0.00




     IN WITNESS WHEREOF, the undersigned has duly executed this report this 9th day of November,1998.



                                                 A. I. Credit Corp., Servicer


                                                 By: /s/ Jeffrey Lesnoy
                                                     ------------------------
                                                     Jeffrey Lesnoy
                                                     Vice President and
                                                     Controller



                                                 AICCO, Inc., Servicer


                                                 By: /s/ Jeffrey Lesnoy
                                                     ------------------------
                                                     Jeffrey Lesnoy
                                                     Vice President and
                                                     Controller


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